As filed with the Securities and Exchange Commission on October 21, 2003

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 16, 2003

TRANSMERIDIAN EXPLORATION, INC.

(Exact name of Registrant as specified in its charter)

Delaware	333-60960	76-0644935
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

397 N. Sam Houston Parkway E., Suite 300

Houston, Texas 77060

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (281) 999-9091

Not Applicable

(Former name or former address, if changed since last report)

TRANSMERIDIAN EXPLORATION, INC.

TABLE OF CONTENTS
FOR
CURRENT REPORT ON FORM 8-K

Item 5.	Other Events and Regulation FD Disclosure

Item 7.	Financial Statements and Exhibits

Signature

Item 5.    Other Events

TransMeridian Exploration, Inc. (the “Company”) announced on October 16, 2003 that it signed an agreement with EurAsia Holding AG (“EurAsia”) to sell 10,000,000 shares of restricted Common Stock, $0.0006 par value, of the Company for total proceeds of $3,000,000.  The price per share represents a 10% discount to the trailing 10-day average price at the time the transaction was negotiated.

The transaction will be funded in three equal installments of $1,000,000 each.  Upon execution of the Subscription Agreement, the Company received a $200,000 non-refundable deposit, which will be applied to the First Closing amount on October 23, 2003.  The remaining two installments will be funded on November 24, 2003 and December 23, 2003, respectively.  In each of these installments, the Company will receive $1,000,000 from EurAsia in exchange for 3,333,333 common shares.  There are penalty provisions if EurAsia does not complete all three tranches of the investment.  When all transactions are complete, EurAsia will own 10,000,000 shares of Common Stock, or approximately 12.9% of the total Common Stock shares outstanding, based on approximately 67,600,000 shares currently outstanding.  There will be no warrants or other potentially dilutive securities issued in connection with the transaction.

The Company’s Common Stock is being issued as a private placement under Regulation S of the Securities Act of 1933, as amended, and accordingly will be restricted.  The Company has agreed to grant limited registration rights covering 25% of the total shares issued, which rights are not exercisable prior to May 16, 2004.  This transaction does not represent a controlling stake in the Company and there is no requirement that EurAsia obtain representation on the Board of Directors of the Company.

The proceeds will be used for general and corporate purposes to fund the Company’s operations and obligations and to pursue growth opportunities.  Such use of proceeds may include selective staff additions to evaluate new projects in Kazakhstan and the surrounding region and to manage the increasing activity levels in the South Alibek Field.

Item 7.    Financial Statements and Exhibits

(a)             Financial Statements

None.

(b)             Pro Forma Financial Information

None.

(c)             Exhibits

99.1	Press Release dated October 16, 2003
99.2	Subscription Agreement and Investment Representation between Transmeridian Exploration, Inc. and EurAsia Holding AG dated October 15, 2003
99.3	Escrow Agreement among Transmeridian Exploration, Inc., EurAsia Holding AG, and Weycer, Kaplan, Pulaski & Zuber, P.C. (as Escrow Agent) dated October 15, 2003
99.4	Registration Rights Agreement between Transmeridian Exploration, Inc. and EurAsia Holding AG dated October 15, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMERIDIAN EXPLORATION, INC.

Date: October 21, 2003	By:	/s/ Randall D. Keys
Randall D. Keys
Chief Financial Officer

List of Exhibits.

Exhibit Number	Description

99.1	Press Release dated October 16, 2003

99.2	Subscription Agreement and Investment Representation between Transmeridian Exploration, Inc. and EurAsia Holding AG dated October 15, 2003

99.3	Escrow Agreement among Transmeridian Exploration, Inc., EurAsia Holding AG, and Weycer, Kaplan, Pulaski & Zuber, P.C. (as Escrow Agent) dated October 15, 2003

99.4	Registration Rights Agreement between Transmeridian Exploration, Inc. and EurAsia Holding AG dated October 15, 2003